Exhibit 99.2

Investor Presentation M a r ch 2021 | O T CQ B : Z DPY A brand new EMERGING INDUSTRY “We are building for an industry that does not yet exist. It’s our responsibility to make sure it gets done right.” - Bryan McLaren O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties

FORWARD - LOOKING STATEMENTS O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties This presentation release contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting the Company's business including, increased competition ; the ability of the Company to expand its operations through either acquisitions or internal growth, to attract and retain qualified professionals, and to expand commercial relationships ; general economic conditions ; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission .

COVID - 19 STATEMENT O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties In March 2020 , the World Health Organization declared COVID - 19 a global pandemic and recommended containment and mitigation measures worldwide . We are monitoring this closely, and although operations have not been materially affected by the COVID - 19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain . Currently, all of the properties in our portfolio are open to our Significant Tenants and their customers and will remain open pursuant to state and local government requirements . We did not experience in 2020 , and we do not foresee in 2021 , any material changes to our operations from COVID - 19 . Our tenants are continuing to generate revenue at these properties and they have continued to make rental payments in full and on time and we believe the tenants’ liquidity position is sufficient to cover its expected rental obligations . Accordingly, while we do not anticipate an impact on our operations, we cannot estimate the duration of the pandemic and potential impact on our business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments . In addition, a severe or prolonged economic downturn could result in a variety of risks to our business, including weakened demand for our properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all . At this time, the Company is unable to estimate the impact of this event on its operations .

Z O N ED P R OPE R T IES ® , I N C . Our MISSION To provide Real Estate & Sustainability Services for the Regulated Cannabis Industry, positioning the Company for Real Estate Investments and Revenue Growth . Our VISION Our VALUES Maximizing Prosperity in Local Communities by creating a paradigm for Sustainable Development in Emerging Industries, including the Regulated Cannabis Industry. O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties Sophistication, Safety, Sustainability, Stewardship

COMPANY ORGANIZATION STRATEGY

ZONED PROPERTIES INC

(Real Estate Assets & Investment Revenue)

- Zoned Properties Investment Platform
- Zoned Properties Franchise Services
- Zoned Properties Advisory Services
- Zoned Properties Brokerage Services
- Zoned Properties Data Platform

Zoned Properties has positioned the organization as a leading real estate development firm for emerging and highly regulated industries, specifically focusing its best practices on the emerging regulated cannabis industry. We are redefining strategic approaches to commercial real estate in regulated sectors through value-driven service offerings built out of market necessity to support an evolving and increasingly complex business landscape.

OTCQB: ZDPY I March 2021 877-360-8839 | @ZonedProperties

Source: Newfrontierdata.com THE MARKET OPPORTUNITY O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties

THE MARKET CHALLENGE Regulated Cannabis Industry Market Challenge Properly predicting the risk and success of a regulated operator, which will in turn affect the potential value of the operating property. O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties How can a Real Estate Company, Fund, or Investor effectively identify properties with successful operators for acquisition targets and sale - leaseback opportunities?

ZONED PROPERTIES MARKET APPROACH

ZONED PROPERTIES INC

Zoned Advisory Services provides Real Estate & Sustainability Services to Regulated Cannabis Clients in order to drive our pipeline of acquisition & growth opportunities.


Research Services
Real Estate Services
Sustainability Services

Acquisition & Growth Opportunities

Growth driven by Corporate Social Responsibility for the Regulated Cannabis Industry.

OTCQB: ZDPY I March 2021 877-360-8839 | @ZonedProperties

ZONED PROPERTIES GROWTH STRATEGY

ZONED PROPERTIES INC

Zoned Advisory Services & Real Estate Teams can generate new revenue while vetting future acquisition targets, feeding our pipeline for property acquisitions and revenue growth.

ZONED ADVISORY SERVICES DIVISION

1. Project Research Services

- Real Estate Services
- Sustainability Services

Real Estate Services → **Services Revenue**

ZONED ADVISORY SERVICES DIVISION

2. Project Advisory Services

- Real Estate Services
- Sustainability Services

Sustainability Services → **Services Revenue**

ZONED CANNABIS REAL ESTATE TEAM

3. Cannabis Real Estate Team

- Commercial Transactions
- Buyer/Seller Introductions

REALTOR® Transactions → **Commission Revenue**

ZONED PROPERTIES INC

4. Property Sale-Leasebacks

- With Engaged Advisory Clients
- For Successful Operators

Sale Leaseback Acquisitions → **Active Asset Growth**

ZONED PROPERTIES INC

5. Property Portfolio Growth

- Balance Sheet Asset Ownership
- Triple-Net (NNN) Leasing Revenue

Triple-Net NNN Lease Revenue → **Passive Revenue Growth**

Client Services Revenue to Support Company Expenses & Growth

Portfolio Revenue to Support Shareholder Value

OTCQB: ZDPY I March 2021 | 877-360-8839 | @ZonedProperties

ZONED ADVISORY SERVICES STRATEGY

ZONED PROPERTIES INC

WE HELP CLIENTS DEVELOP CANNABIS PROJECTS

Let *us* develop your project, so *you* can develop your business.

SECURE
Your Property

DEVELOP
Your Project

SUSTAIN
Your Profits

CLIENT & PARTNER TESTIMONIALS

"Our business would not exist without the strategic guidance from Zoned Properties."

–Valera K.
Chief Compliance Officer

"Zoned Properties has been an excellent partner in this project."

–Ruth M.
Development Services Director

"The Town of Parachute is excited to see a Zoned Properties development come to town."

–Stuart M.
Town Manager

OTCQB: ZDPY I March 2021

877-360-8839 | @ZonedProperties

ZONED BROKERAGE SERVICES STRATEGY

ZONED PROPERTIES INC

Real Estate transactions in the regulated cannabis industry can be extremely challenging. That's why we created our own licensed brokerage team to directly guide clients through the process towards a successful transaction.

ZONED CANNABIS REAL ESTATE TEAM

OTCQB: ZDPY I March 2021 877-360-8839 | @ZonedProperties

ZONED FRANCHISE SERVICES STRATEGY • We believe Franchise Organizations are strong drivers of real estate development and investment opportunities. • Zoned Properties has partnered with & invested in a National Cannabis Retail Franchisor, The Open Dør, to leverage our national real estate services across a multi - state platform. • Through our convertible debenture, Zoned Properties has the opportunity to convert its investment for up to a 33% equity stake in the franchisor organization. O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties

CORPORATE SOCIAL RESPONSIBILITY

ZONED PROPERTIES INC

- Why would a Real Estate company like Zoned Properties aim to pioneer Sustainable Development and Corporate Social Responsibility for the Regulated Cannabis industry?

- As NAREIT points out in its Sustainability and Investing Overview, **"Real estate is not just the physical places where we live, work, and spend our leisure time; it helps unite and define local communities and provides an important investment resource to millions of Americans."***

- We have a chance to **Set the Stage & Create the Paradigm** for the future of the Cannabis Marketplace by focusing on these efforts.

* Source: https://www.reit.com/investing/reits-sustainability

OTCQB: ZDPY I March 2021 877-360-8839 | @ZonedProperties

ZONED PROPERTIES PORTFOLIO O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties

PORTFOLIO EXPANSION & CASH FLOW (A s o f D e c embe r 31 , 2020) Po r t foli o An n ual C ash F l o w Befo r e and A f t e r 202 0 L e ase A me nd me nts Projected Portfolio Cash Flow with Planning Expansion $2,500,000 $2,000,000 $1,500,000 $1,000,000 $500,000 $0 After Phase 1 Expansion (Q2 2021) 1 After Phase 2 Expansion (Q 2 2022 ) 2 Tota l Propert y Portfoli o 3 Gilber t Before Lease Amendment s (Prior) Green Valley After Lease Amendment s (Current) Kingman Tempe Chino Valley Total Property Portfolio O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties 1 Phase 1 Expansion projected for Q2 2021 Completion. Significant Tenant has contractually agreed to invest $8 Million into Portfolio for Phase 1 Expansion. 2 Phase 2 Expansion projected for Q2 2022 Completion. Master Plan has been approved for Phase 2 Expansion. Capital Source has not yet been identified to complete Phase 2 Expansion. 3 Total Property Portfolio includes approximately 2.3 Million Square Feet of debt - free real estate with vested - rights for future development.

PORTFOLIO EXPANSION & RENTABLE SQF (A s o f D e c embe r 31 , 2020) Developed & Rentable Square Footage Befo r e and A f t e r 202 0 L e ase A me nd me nts Projected Portfolio Square Footage with Planning Expansion 250,000 200,000 150,000 100,000 50,000 0 Before Lease Amendment s (Prior) After Lease Amendment s (Current) After Phase 1 Expansion (Q2 2021) 1 After Phase 2 Expansion (Q 2 2022 ) 2 Tota l Propert y Portfoli o 3 Gilbert Green Valley Kingman Tempe Chino Valley Total Property Portfolio 1 Phase 1 Expansion projected for Q 2 2021 Completion . Projected to include approximately 155 , 000 square feet of developed & rentable square footage . 2 Phase 2 Expansion projected for Q 2 2022 Completion . Projected to include approximately 225 , 000 square feet of developed & rentable square footage . 3 Total Property Portfolio includes approximately 2 . 3 Million Square Feet of debt - free real estate with vested - rights for future development . O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties

SUMMARY CAPITAL STRUCTURE

ZONED PROPERTIES INC

(As of December 31, 2020)

*$ in millions

Book Value (BV) of Total Capital



75%
Book Value of Equity
$7.9M[1]
Total Capital
25%
Total Debt

Market Value (MV) of Total Capital



72%
Market Value of Equity
$7.2M[2]
Total Capital
28%
Total Debt

[1] $2.02M of Debt + $5.94M of Stockholders' Equity = $7.96M BV of Total Capital

[2] $2.02M of Debt + $5.16M of MV Equity ($0.43/share at 12/31/2020 * 12.01M shares outstanding) = $7.18M MV of Total Capital

OTCQB: ZDPY I March 2021 877-360-8839 | @ZonedProperties

SUMMARY STATEMENTS OF OPERATIONS O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties Year Ended Year Ended 12/31/2020 12/31/2019 12/31/2018 12/31/2017 12/31/2016 Total revenues $1,215,442 $1,260,421 $1,236,930 $2,113,864 $1,853,708 Total operating expenses $1,177,709 $1,259,706 $3,198,413 $1,416,698 $2,125,949 Interest expenses $120,000 $120,000 - $42,983 $192,492 Interest expenses – related parties $1,200 $1,200 $121,200 $129,288 $35,000 Net (loss) income $(78,338) $(12,281) 1 ($2,027,278) 2 $1,377,902 3 ($501,576) Total Common Shares Outstanding 12,011,548 11,901,548 17,441,552 17,345,497 17,210,318 1 Includes $108,204 one - time gain from receipt of utilities rebate. 2 Includes $1.9 million one - time, non - cash write - off of deferred rent receivable. 3 Includes $ 831,753 one - time gain from the sale of property. (A s o f D e c embe r 31 , 2020)

SUMMARY BALANCE SHEETS O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties As of 12/31/2020 12/31/2019 Cash $699,335 $639,781 Ren t al P r ope r t i e s , net $7,027,436 $7,374,807 Total Debt $2,020,000 $2,020,000 Total Liabilities $2,192,000 $2,193,859 Total Shareholders’ Equity $5,935,737 $5,965,644 T o t al A sse t s $8,127,737 Total Liabilities $2,192,000 Total Shareholders' Equity $5,935,737 Su mm a r y B a l a n c e Sheets a s o f De c e m ber 31, 2020

INDUSTRY LEADERSHIP Executive Councils & Membe r sh i ps O T C Q B : Z D P Y I M a r ch 2021 877 - 360 - 8839 | @ZonedProperties

COMPANY LEADERSHIP

ZONED PROPERTIES INC

Board of Directors

Bryan McLaren Chairman	**Alex McLaren** Director	**Art Friedman** Independent Director	**David Honaman** Independent Director	**Derek Overstreet** Independent Director

Management

Bryan McLaren, MBA
Chief Executive Officer
& Chief Financial Officer

OTCQB: ZDPY I March 2021
877-360-8839 | @ZonedProperties

ZONED PROPERTIES®, INC.

ZONED PROPERTIES INC

MULTI-STATE EXPERIENCE & PROVEN SUCCESS

CASH FLOW POSITIVE FROM OPERATIONS

2 MILLION SQ. FT. OF PROPERTY OWNERSHIP
(No Toxic Debt)

OVER 5-YEARS AS PUBLIC COMPANY IN REGULATED CANNABIS

EXECUTIVE MEMBERSHIPS FORBES, USGBC, NCIA, BBB

TRIPLE-NET (NNN) PASSIVE REVENUE STREAM

TIGHT CAPITAL STRUCTURE 12,011,548 COMMON SHARES
(As of December 31, 2020)

COMMUNITY FOCUSED REGULATED CANNABIS CO.

OTCQB: ZDPY I March 2021

877-360-8839 | @ZonedProperties

FOR MORE INFORMATION

ZONED PROPERTIES INC

COMPANY CONTACT

Bryan McLaren; Chairman, CEO & CFO
Zoned Properties, Inc. | Scottsdale, AZ
www.ZonedProperties.com | Tel 877.360.8839 | Bryan@ZonedProperties.com

OTCQB: ZDPY I March 2021
877-360-8839 | @ZonedProperties